UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Hibernia Homestead Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 25, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc.  The meeting will be held at the main office of Hibernia Homestead Bank located at 325 Carondelet Street, New Orleans, Louisiana 70130, on Thursday, May 26, 2011 at 10:00 a.m., Central Daylight Time.

At our Annual Meeting, you will be asked to elect two directors for a three-year term, approve an amendment to our Articles of Incorporation to change our name to “Hibernia Bancorp, Inc.” and ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2011.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

Your continued support of Hibernia Homestead Bancorp, Inc. is sincerely appreciated.

Very truly yours,
A. Peyton Bush, III
President and Chief Executive Officer

HIBERNIA HOMESTEAD BANCORP, INC. 325 Carondelet Street New Orleans, Louisiana 70130 (504) 522-3203
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	10:00 a.m., Central Daylight Time, Thursday, May 26, 2011
PLACE	Hibernia Homestead Bank Main Office 325 Carondelet Street New Orleans, Louisiana

ITEMS OF BUSINESS
(1)    To elect two directors for a three-year term expiring in 2014 and until their successors are elected and qualified;
(2)    To approve an amendment to our Articles of Incorporation to change our name to “Hibernia Bancorp, Inc.”;
(3)    To ratify the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the year ending December
        31, 2011; and
(4)    To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Hibernia Homestead Bancorp common stock of record at the close of business on March 31, 2011, are entitled to vote at the meeting.

ANNUAL REPORT	Our 2010 Annual Report on Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction card you received.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

April 25, 2011	BY ORDER OF THE BOARD OF DIRECTORS Michael G. Gretchen Corporate Secretary

MEETING DIRECTIONS
From New Orleans International Airport and Points West:	From Points East:
Take I-10 East Take Exit 234B on the left toward Poydras St./Superdome Turn left onto Carondelet St. End at 325 Carondelet St., New Orleans

Take I-10 West
Take left Exit 234C/Westbank/Claiborne Ave. onto
   US-90-BR West toward Westbank
Take the Carondelet St./St Charles Ave. Exit
Turn left onto Carondelet St.
End at 325 Carondelet St., New Orleans

HIBERNIA HOMESTEAD BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

We are furnishing this proxy statement to holders of common stock of Hibernia Homestead Bancorp, Inc., the holding company of Hibernia Homestead Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the main office of Hibernia Homestead Bank located at 325 Carondelet Street, New Orleans, Louisiana, on Thursday, May 26, 2011 at 10:00 a.m., Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about April 25, 2011.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011.  This proxy statement and our 2010 Annual Report on Form 10-K are available through our Investor Relations website at http://www.hibbank.com/investor.html.

What is the purpose of the Annual Meeting?

At our Annual Meeting, shareholders will act upon the election of directors, a proposal to amend our Articles of Incorporation to change our corporate name to “Hibernia Bancorp, Inc.” and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Hibernia and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, March 31, 2011, are entitled to vote at the meeting. On the record date, we had 1,032,667 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Mr. Michael G. Gretchen, Hibernia Homestead Bancorp, Inc., 325 Carondelet Street, New Orleans, Louisiana 70130, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

If my shares are held in "street name" by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors or approval of the amendment to our Articles of Incorporation if you do not furnish instructions for such proposals.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may not be voted or may be considered "broker non-votes."

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to elect directors and approve the amendment of our Articles of Incorporation are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors' recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR the amendment of our Articles of Incorporation to change our corporate name to “Hibernia Bancorp, Inc.” and FOR the ratification of our independent registered public accounting firm.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The two nominees for director receiving the most “for” votes will be elected.  The affirmative vote of a majority of the shares entitled to vote generally in an election of directors is required to approve the proposal to amend our Articles of Incorporation to change our corporate name. The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte, Sehrt, Romig & Hand for 2011.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm. Abstentions and broker non-votes will have the same effect as a vote against the amendment of our Articles of Incorporation.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.

At this Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2014 and until their successors are elected and qualified.  Shareholders of Hibernia are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. Patrick W. Browne, Jr. and A. Peyton Bush, III to a three-year term expiring in 2014.  All of our current directors have served as directors of Hibernia since its organization in June 2008, and all of such directors also serve as directors of Hibernia Homestead Bank, Hibernia's wholly owned subsidiary.  None of our directors or nominees for director are related to any of Hibernia's other directors or executive officers by first cousin or closer, other than J. Kenneth Saer, M.D. who is the father of Robert H. Saer and A. Peyton Bush, III whose sister is the stepmother of H. Merritt Lane III.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Hibernia Homestead Bank.  Ages are reflected as of March 31, 2011.  Where applicable, service as a director includes service as a director of Hibernia Homestead Bank prior to the organization of Hibernia Homestead Bancorp in 2008.

Nominees for Director for a Three-Year Term Expiring in 2014

Name	Age and Principal Occupation During the Past Five Years/Public Directorships
Patrick W. Browne, Jr.
Chairman of the Board of Hibernia Homestead Bancorp since June 2008 and of Hibernia Homestead Bank since 1981. In May, 2010, Mr. Browne retired from his full-time position with Hibernia Homestead Bank.  He was formerly President and Chief Executive Officer of Hibernia Homestead Bank from 1974 until July 2004. Prior thereto, Mr. Browne was an attorney with Jones Walker, New Orleans, Louisiana. Age 77.

Mr. Browne brings 30 years of institutional knowledge and financial institutions expertise to the Board as our former President and Chief Executive Officer and through his service as a director since 1962.

A. Peyton Bush, III
President and Chief Executive Officer of Hibernia Homestead Bancorp since June 2008 and of Hibernia Homestead Bank since July 2004. Financial consultant with Chaffe & Associates, New Orleans, Louisiana from 2003 until July 2004 and with School Street Capital Group, Boston, Massachusetts from 2000 to 2002. Previously, President, New Orleans Region, Deposit Guaranty National Bank, Metairie, Louisiana from 1997 to 1999.  Prior thereto, President, Chief Executive Officer and Director of Jefferson Guaranty Bank, Metairie, Louisiana from 1987 to 1997. From 1974 to 1987, Mr. Bush served in various management capacities with First National Bank of Commerce, New Orleans, Louisiana. Age 66. Director since 2004.

Director, McMoRan Exploration Co. (NYSE: MMR), a New Orleans-based company engaged in the exploration, development and production of oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area of the United States, since 2010.  Served on Special Committee from June 2010 to December 2010.

Mr. Bush brings over 35 years of banking experience to the Board having served in various management capacities, including as President and Chief Executive Officer of several financial institutions in the New Orleans area and investment experience, having served as a financial consultant.  Through such positions, Mr. Bush has also gained substantial knowledge of the local business and real estate market.

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2012

Name	Age and Principal Occupation During the Past Five Years/Public Directorships
H. Merritt Lane, III
Director since 2008. Loan Committee Chairman, Compensation Committee Member and Nominating and Corporate Governance Committee Member. President, Chief Executive Officer and director of Canal Barge Company, Inc., a U.S. flag marine transportation and management services company headquartered in New Orleans, Louisiana since 1986. Director of International Shipholding Corporation, a publicly-traded company, and operator of a fleet of U.S. and foreign flag vessels that provide international and domestic maritime transportation services to commercial and governmental customers headquartered in Mobile, Alabama since 2004. Director, Illinois Marine Towing, a wholly owned subsidiary of Canal Barge Company, Inc., engaged in the towing, fleeting, shipyard and harbor services business.  Director, Ponchartrain Materials Corporation, a New Orleans-based materials distribution and handling business. Age 49.

Mr. Lane brings substantial business and management expertise to the Board having worked in the Corporate Finance Division at Paine Webber, Inc. in New York City from 1983-1986 as a Financial Analyst and as an Associate in the Real Estate Finance Group. Mr. Lane is a former board member of First National Bank of Commerce. He is active in numerous professional organizations including American Waterways Operators, Waterways Council, Inc. and Board Member of the National Waterways Foundation and the U.S. Coast Guard Foundation and civic organizations, including the Business Council of New Orleans & the River Region and the Young Presidents’ Organization.

Directors Whose Term Expires in 2012 (Continued)

Name	Age and Principal Occupation During the Past Five Years/Public Directorships
J. Kenneth Saer, M.D.
Director since 1975. Nominating and Corporate Governance Committee Member and Compensation Committee Member. Retired physician.  Previously, Dr. Saer was an orthopedic surgeon with Southern Orthopedic Specialists, New Orleans, Louisiana. Age 81.

Dr. Saer brings extensive institutional knowledge to the Board through his tenure as a director since 1975.  He has over 30 years of real estate and finance experience as a partner in real estate partnerships and former director of Siebel Capital Partners.

John J. Weigel
Director since 1995. Audit Committee Member, Compensation Committee Member and Nominating and Corporate Governance Committee Member. Retired attorney.  Previously, Mr. Weigel was a partner with Jones Walker, New Orleans, Louisiana. Age 79.

Mr. Weigel has served as a director of Hibernia Homestead Bank since 1995 and brings substantial institutional and banking experience to the Board through his tenure as a director.

Directors Whose Term Expires in 2013

Name	Age and Principal Occupation During the Past Five Years/Public Directorships
Morrison C. Bethea, M.D.
Director since 2008.  Audit Committee Chairman, Loan Committee Member and Compensation Committee Member. Senior Vice President and Medical Director of Freeport-McMoRan Copper and Gold, Inc. since May 2009. Medical consultant for medical and health affairs to Freeport-McMoRan Copper and Gold, Inc. since 1984. Advisory director of McMoRan Exploration Co., a publicly-traded company, New Orleans, Louisiana, since 2004.  Previously, heart surgeon in private practice group until 2005. Age 65.

Dr. Bethea brings extensive knowledge of Hibernia's local business community to the Board as a staff physician at Ochsner Foundation Hospital and Clinic in New Orleans, Louisiana, and also a Clinical Professor of Surgery at the Tulane University Medical Center. Dr. Bethea is an active member of several professional and civic organizations in the New Orleans area.

Richard J. Brennan, Jr.
Director since 2008. Audit Committee Member and Loan Committee Member. President of Dickie Brennan & Company, a restaurant management services company including Dickie Brennan's Steakhouse, Palace Café and Bourbon House Seafood and Oyster Bar located in New Orleans, Louisiana. Age 50.

Mr. Brennan brings substantial entrepreneurial and management expertise to the Board as the owner and operator of a restaurant management services company that oversees several family-owned restaurants in the New Orleans market area.  Mr. Brennan is active in the hospitality industry and the local community and serves on the Boards of several professional and non-profit organizations.

Robert H. Saer
Director since 2008.  Loan Committee Member and Audit Committee Member. Founder and partner of Monarch Real Estate Advisors, Inc., a real estate development and management company headquartered in New Orleans, Louisiana, since 1991. Age 51.

As the founder of a real estate development and management company, Mr. Saer brings valuable insight into the local commercial and residential real estate market to the Board.  Mr. Saer serves as Vice Chair of Metairie Park Country Day School and also served as President of the Board of the New Orleans area Habitat for Humanity until 2010.

Executive Officers Who Are Not Also Directors

Michael G. Gretchen, age 60 years, has served as Corporate Secretary of Hibernia Homestead Bancorp and Hibernia Homestead Bank since June 2008 and March 2008, respectively. In May 2010, he was promoted to Executive Vice President of Hibernia Homestead Bank and previous served as Senior Vice President of Hibernia Homestead Bank since January 2008.  Mr. Gretchen previously served as an associate with INROADS Loan Review Services, New Orleans, Louisiana from September 2006 until January 2008; a Senior Vice President for BankOne, New Orleans, Louisiana, from 2003 until June 2005; and a financial advisor with Morgan Stanley in New Orleans, Louisiana, from 2001 until 2003. Prior thereto, Mr. Gretchen served as Executive Vice President, Commercial Banking with Hibernia National Bank, New Orleans, Louisiana from 1999 to 2001; and in various other positions with Hibernia National Bank since 1977.

Donna T. Guerra, CPA, age 46 years, has served as Chief Financial Officer of Hibernia Homestead Bancorp and Hibernia Homestead Bank since June 2008 and June 2005, respectively.  She has served as Assistant Secretary of Hibernia Homestead Bancorp since June 2008.  In May 2010, she was promoted to Executive Vice President of Hibernia Homestead Bank and previously served as Senior Vice President of Hibernia Homestead Bank since June 2005.  Previously, Ms. Guerra served as a financial consultant with Oil Mop, LLC, Belle Chasse, Louisiana, from 2003 until June 2005. Prior thereto, Ms. Guerra served as Senior Internal Consultant, financial division of Ochsner Foundation Hospital, New Orleans, Louisiana from March 1998 to October 2001; and Vice President, Finance and Investments and Purchasing of Jefferson Guaranty Bank, Metairie, Louisiana from August 1989 to March 1997.  Previously, Ms. Guerra served as a Senior Accountant with Deloitte & Touche, New Orleans, Louisiana from 1988 to August 1989.

Our executive officers are elected annually and hold office until their successors have been elected and qualified or until death, resignation or removal by the board of directors.

Director Compensation

Our directors are not compensated separately by Hibernia Homestead Bancorp but serve on the Board of Directors and are compensated by Hibernia Homestead Bank.  We do not anticipate paying separate compensation to Hibernia Homestead Bancorp's directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Hibernia Homestead Bank.  We may determine that such compensation is appropriate in the future.

Each director of Hibernia Homestead Bank received in fiscal 2010, $500 for each meeting of the board of directors attended, and $200 for each committee meeting attended, other than the Nominating and Corporate Governance Committee.  Beginning in fiscal 2011, fees will be paid for Nominating and Corporate Governance Committee meetings attended.

Director Compensation Table.  The following table sets forth total compensation consisting of board and committee meeting fees paid to each director of Hibernia Homestead Bank during fiscal 2010, other than Messrs. Browne and Bush whose compensation is set forth above under "—Executive Compensation."  Hibernia Homestead Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors and no equity awards were made to directors who were not also executive officers during 2010.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Morrison C. Bethea, M.D	$6,200	$--	$6,200
Richard J. Brennan, Jr.	6,800	--	6,800
H. Merritt Lane, III	5,900	--	5,900
J. Kenneth Saer, M.D.	6,400	--	6,400
Robert H. Saer	6,800	--	6,800
John J. Weigel	7,200	--	7,200

Committees and Meetings of the Board of Directors

During the year ended December 31, 2010, the Board of Directors of Hibernia Homestead Bancorp, met 12 times.  No director of Hibernia attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Board on which he served.  A majority of our directors are independent directors as defined in the Nasdaq listing standards.  The Board of Directors has determined that Drs. Bethea and Kenneth Saer and Messrs. Brennan, Lane, Robert Saer and Weigel are independent directors as defined in the Nasdaq Marketplace Rules.  Members of the Board also serve on other committees of Hibernia Homestead Bank.

Membership on Certain Board Committees.  The Board of Directors of Hibernia Homestead Bancorp has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Morrison C. Bethea, M.D.	**	*
Richard J. Brennan, Jr.	*
H. Merritt Lane, III		*	*
J. Kenneth Saer, M.D.		*	*
Robert H. Saer	*
John J. Weigel	*	*	*
____________
** Chairman.

Audit Committee.  The Audit Committee reviews with management and our independent registered public accounting firm Hibernia's systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors Hibernia's adherence to generally accepted accounting principles in our accounting and financial reporting.  The Audit Committee is currently comprised of four directors, all of whom are independent directors as defined in the Nasdaq's rules and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission's definition of audit committee financial expert. The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.  The committee's charter is available on our website at www.hibbank.com under the Investor Relations heading.

Compensation Committee.  It is the responsibility of the Compensation Committee of Hibernia to set the compensation of Hibernia's Chief Executive Officer and Chief Financial Officer as well as the other executive officers.  The Compensation Committee is currently comprised of four directors, each of whom is an independent director as defined in the Nasdaq rules.  The committee's charter is available on our website at www.hibbank.com under the Investors Relations heading.

Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend to the full Board, nominees for election as directors at the Annual Meeting.  The Nominating and Corporate Governance Committee met one time in 2010 to consider director nominations and recommended nominees for the 2010 annual meeting.  The Nominating and Corporate Governance Committee is currently comprised of three directors, all of whom are independent directors, as defined in the Nasdaq rules.  The committee's charter is available on our website at www.hibbank.com under the Investor Relations heading.

Board Leadership Structure

The Board of Directors has determined that the separation of the office of Chairman of the Board and the office of President enhances Board oversight. Mr. A Peyton Bush, III, serves as our President and Chief Executive Officer, and Mr. Patrick W. Browne, Jr. serves as Chairman of the Board. Mr. Browne is not considered an independent director under the rules of the Nasdaq Stock Market as he served as a member of our senior executive management until May, 2010. The separation of the positions of Chairman of the Board and President permits Mr. Bush to better focus on his responsibilities of managing the daily operations of Hibernia Homestead Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.

Board's Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks Hibernia faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, members of the Board meet regularly with management to discuss strategy and risks facing Hibernia.

Our President and Chief Executive Officer, Mr. Bush, serves on our Board of Directors.  Other members of our senior management attend the Board meetings and are available to address any questions or concerns raised by the Board on risk management or other matters.  Hibernia Homestead Bank has established a Management Loan Committee composed of members of senior management and a Board Loan Committee composed of members of the Board.  The senior loan officer is an ex officio non-voting member of the Board Loan Committee.  Exceptions for loan limits are approved by a majority of the Board.  According to our loan policy, depending on the principal balance of the loan it will be approved by either the management or Board committee.  All loans approved by the loan committees are ratified at the next regularly scheduled board meeting.  The independent directors work together to provide strong, independent oversight of the Company’s management and affairs.

Directors' Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend.  All eight of our directors attended our annual meeting held in May 2010.

Director Nominations

Nominees for director of Hibernia are considered by the Nominating and Corporate Governance Committee and recommended to the full Board of Directors.  The Nominating and Corporate Governance Committee will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Code of Ethics

Hibernia maintains a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Hibernia and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Hibernia.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the U.S. Securities and Exchange Commission dealing with corporate codes of conduct.

Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at www.hibbank.com under the Investor Relations heading.  In accordance with the requirements of the Securities and Exchange Commission's Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Hibernia Homestead Bank to its President and Chief Executive Officer, two other executive officers, and Mr. Browne who served as an executive officer until May 2010, for the years ended December 31, 2010 and 2009.

Name and Principal Position	Year	Salary(1)	Bonus		Stock Awards(2)		Option Awards(2)	All Other Compensation(3)	Total
A. Peyton Bush, III President and Chief Executive Officer	2010 2009	$86,250 75,000	$	-- --	$	-- --	$122,220 --	$15,046 14,107	$223,516 89,107
Patrick W. Browne, Jr. Chairman of the Board	2010 2009	34,166 82,000		-- --		172,562 --	202,903 --	5,500 10,263	415,131 92,263
Michael G. Gretchen Executive Vice President and Corporate Secretary	2010 2009	82,662 70,108		-- --		-- --	61,110 --	9,666 8,372	153,438 78,480
Donna T. Guerra Executive Vice President, Chief Financial Officer and Assistant Secretary	2010 2009	77,671 70,114		-- --		-- --	61,110 --	8,148 6,877	146,929 76,991
_____________________
(1)	The amounts disclosed in this column include amounts contributed by Messrs. Bush and Gretchen and Ms. Guerra to the 401(k) Plan of Hibernia Homestead Bank.
 (Footnotes continued on following page)

_____________________
(2)
Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards of restricted stock and stock options during the fiscal year, with respect to each of the named executive officers.  The valuation of the restricted stock awards is based on a grant date fair value of $15.50. The assumptions used in valuing the stock option awards are set forth in Note 12 to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2010.

(3)
Includes, the fair market value of the shares of Hibernia Homestead Bancorp common stock allocated to the employee stock ownership plan accounts of Messrs. Bush and Gretchen and Ms. Guerra during 2010 based on a closing price of $15.00 on December 31, 2010, and a health savings account contribution for Mr. Gretchen and matching contributions under the 401(k) Plan for Messrs. Bush and Gretchen and Ms. Guerra. Also includes for 2010, director's fees of $5,500 and $6,000 for Messrs. Browne and Bush, respectively.

The board of directors approved Mr. Bush's base salary of $86,250 for fiscal 2010, which is an increase of $11,250 from fiscal 2009.  The dollar amount of total salary was based on the board's perception of the local market for chief executive officer compensation and was intended to ensure that Hibernia Homestead remained competitive in attracting and retaining a qualified chief executive officer.

Stock Benefit Plans

Hibernia Homestead Bancorp currently maintains a 2009 Stock Option Plan and 2009 Recognition and Retention Plan and Trust Agreement which were adopted by our shareholders at the annual meeting held on July 30, 2009. Hibernia Homestead Bancorp made awards of restricted stock and grants of stock options during fiscal 2010 to certain of its executive officers.

Outstanding Equity Awards at Fiscal Year-End.  The table below sets forth outstanding equity awards at December 31, 2010 to our named executive officers.

	Option Awards				Stock Awards
					Number of	Market Value of
	Number of Securities			Option	Shares or Units	Shares or Units of
	Underlying Unexercised Options		Exercise	Expiration	of Stock That	Stock That Have
Name	Exercisable	Unexercisable	Price	Date(1)	Have Not Vested	Not Vested(2)
A. Peyton Bush, III	--	18,000	$14.00	3/25/2020	--	$--
Patrick W. Browne, Jr.	--	27,833	$15.50	5/13/2020	11,133	166,995
Michael G. Gretchen	--	9,000	$14.00	3/25/2020	--	--
Donna T. Guerra	--	9,000	$14.00	3/25/2020	--	--
____________________
(1)	Granted pursuant to our 2009 Stock Option Plan and are vesting at a rate of 20% per year.

(2)	Calculated by multiplying the closing market price of our common stock on December 31, 2010, which was $15.00, by the applicable number of shares of common stock subject to the stock awards.

Related Party Transactions

During fiscal 2010, Hibernia Homestead Bank has had, and expects to have in the future, banking transactions, including loans, with its directors and officers, and other related parties.  These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Hibernia Homestead Bank.  The loans do not involve more than the normal risk of collectability or present other unfavorable features.  None of these loans are disclosed as non-accrual, past due, restructured or potential problem loans.  Under Hibernia Homestead Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC's rules.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 31, 2011, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Hibernia Homestead Bancorp, (c) named executive officers of Hibernia; and (d) all directors and executive officers of Hibernia as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 31, 2011(1)		Percent of Common Stock(1)
Hibernia Homestead Bancorp Employee Stock Ownership Plan Trust	89,066	(2)	8.6%
325 Carondelet Street
New Orleans, Louisiana 70130

Directors:
Morrison C. Bethea, M.D.	30,000	(3)	2.9%
Richard J. Brennan, Jr.	2,000	(4)	*
Patrick W. Browne, Jr.	42,045	(5)	4.0
A. Peyton Bush, III	34,290	(6)	3.3
H. Merritt Lane, III	30,000	(7)	2.9
J. Kenneth Saer, M.D.	15,000		1.5
Robert H. Saer	10,000	(8)	1.0
John J. Weigel	2,500		*

Named Executive Officers:
Michael G. Gretchen	4,953	(9)	*
Donna T. Guerra	5,008	(10)	*

All Directors and Executive Officers as a Group (10 persons)	175,796	(11)	16.8%
_____________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(2)
As of March 31, 2011, 7,125 shares were allocated to participants in the Hibernia Homestead Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”) and 81,941 shares were unallocated and held in the ESOP trust for future allocation to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. A. Peyton Bush, III and Michael G. Gretchen and Ms. Donna T. Guerra, exclude the shares held in the ESOP trust other than those shares specifically allocated to the individual trustees.  Under the terms of the ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same manner that the majority of the allocated shares have voted.

(3)           Includes 10,000 shares held by Dr. Bethea's spouse.

(4)           The 2,000 shares are held jointly with Mr. Brennan's spouse.

 (Footnotes continued on following page)

_____________________
(5)
Includes 5,000 shares held by Mr. Browne's spouse, 346 shares allocated to Mr. Browne's account in the ESOP, 11,133 shares held in the 2009 Recognition and Retention Plan Trust over which Mr. Browne does not have voting or dispositive power and disclaims beneficial ownership with respect thereto and 5,566 shares which may be acquired within 60 days of the record date pursuant to the exercise of vested stock options.

(6)
Includes 10,000 shares held by Mr. Bush's spouse, 20,000 shares held in his individual retirement account and 690 shares allocated to Mr. Bush's account in the ESOP and 3,600 shares which may be acquired within 60 days of the voting record date pursuant to the exercise of vested stock options.

(7)	Includes 2,500 shares held by Mr. Lane's spouse and 7,500 shares as Uniform Transfers to Minors Act custodian for his children.

(8)	Includes 5,000 shares held jointly with Mr. Saer's spouse, 2,500 shares held in his individual retirement account and 2,500 shares held by Saer Investment Trusts.

(9)
Includes 2,500 shares held in Mr. Gretchen’s individual retirement account, 653 shares allocated to Mr. Gretchen’s account in the ESOP and 1,800 shares which may be acquired within 60 days of the voting record date pursuant to the exercise of vested stock options.

(10)
Includes 2,576 shares held jointly with Ms. Guerra’s spouse, 632 shares allocated to Ms. Guerra’s account in the ESOP and 1,800 shares which may be acquired within 60 days of the voting record date pursuant to the exercise of vested stock options.

(11)
Includes an aggregate of 2,321 shares allocated to the accounts in the ESOP of all directors and executive officers as a group and 12,766 shares subject to outstanding stock options which are exercisable within 60 days of the record date.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Hibernia's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Hibernia's common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2010, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME (PROPOSAL TWO)

The Board of Directors has unanimously approved the proposed amendment of Article 1 of the Articles of Incorporation and recommended that it be submitted to our shareholders for approval.  The proposed amendment would, if approved, change our corporate title from "Hibernia Homestead Bancorp, Inc." to "Hibernia Bancorp, Inc." by amending Article 1 of the Articles of Incorporation to read as follows:

ARTICLE 1. NAME. The name of the corporation is Hibernia Bancorp, Inc. (hereinafter referred to as the "Corporation").

The Board of Directors believes that elimination of  the “homestead” reference will more accurately reflect the variety of services provided by our company and our subsidiary bank.

The Board of Directors recommends that you vote FOR the amendment of our
Articles of Incorporation to change our name.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Three)

The Audit Committee of the Board of Directors of Hibernia has appointed LaPorte, Sehrt, Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2011, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with Hibernia or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte, Sehrt, Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining their independence.  During 2010, LaPorte, Sehrt, Romig & Hand performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of Hibernia Homestead Bancorp’s consolidated financial statements for fiscal 2010 and 2009, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered during fiscal 2010 and 2009.

	Year Ended December 31,
	2010	2009
Audit fees (1)	$55,825	$52,100
Audit-related fees	--	--
Tax fees	--	--
All other fees (2)	1,950	2,756
Total	$57,775	$54,856
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	All other fees for 2010 and 2009 consist primarily of fees paid in connection with attendance at the 2010 and 2009 Annual Meetings and serving as the inspector of elections at those meetings.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Hibernia Homestead Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Hibernia's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Hibernia's Annual Report on Form 10-K for fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
Morrison C. Bethea, M.D., Chairman
Richard J. Brennan, Jr.
Robert H. Saer
John J. Weigel

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Hibernia relating to the next annual meeting of shareholders of Hibernia expected to be held in May 2012, must be received at the principal executive offices of Hibernia Homestead Bancorp, Inc., 325 Carondelet Street, New Orleans, Louisiana, 70130, Attention: Michael G. Gretchen, Corporate Secretary, no later than December 27, 2011.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Hibernia's proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 9.D. of Hibernia's Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 27, 2011.  The notice must include the information required by Article 9.D. of our Articles of Incorporation.

Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2012, this notice must be received by December 27, 2011.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of Hibernia's Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Hibernia Homestead Bancorp, Inc., c/o Michael G. Gretchen, Corporate Secretary, 325 Carondelet Street, New Orleans, Louisiana 70130.

ANNUAL REPORTS

A copy of our Annual Report on Form 10-K for the year ended December 31, 2010 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2010.  Such written requests should be directed to Mr. Michael G. Gretchen, Corporate Secretary, Hibernia Homestead Bancorp, 325 Carondelet Street, New Orleans, Louisiana 70130.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Hibernia.  Hibernia will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Hibernia's common stock.

REVOCABLE PROXY
HIBERNIA HOMESTEAD BANCORP, INC.
 [X]   Please Mark Votes
        As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HIBERNIA HOMESTEAD BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2011 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Hibernia Homestead Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Hibernia Homestead Bancorp, Inc. held of record by the undersigned on March 31, 2011 at the Annual Meeting of Shareholders to be held at the main office of Hibernia Homestead Bank, located at 325 Carondelet Street, New Orleans, Louisiana on Thursday, May 26, 2011, at 10:00 a.m., Central Daylight time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term:

  [   ]   FOR                 [   ]   WITHHOLD

Nominees for three-year term expiring in 2014:  Patrick W. Browne, Jr. and A. Peyton Bush, III

Instruction: To withhold authority to vote for any individual nominee, mark “Withhold” and write that nominee's name in the space provided below.

_________________________________________

2.           Proposal to amend the Articles of Incorporation to change Hibernia Homestead Bancorp’s name to “Hibernia Bancorp, Inc.”

  [   ]   FOR                  [   ]   AGAINST                     [   ]   ABSTAIN

3.	Proposal to ratify the appointment of LaPorte, Sehrt, Romig & Hand as Hibernia's independent registered public accounting firm for the year ending December 31, 2011.

 [   ]   FOR                  [   ]   AGAINST                     [   ]   ABSTAIN

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” the ratification of LaPorte, Sehrt, Romig & Hand.

THE SHARES OF HIBERNIA HOMESTEAD BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION, FOR RATIFICATION OF HIBERNIA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc. called for May 26, 2011, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Proxy.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above

▲                               Detach above card, sign, date and mail in postage paid envelope provided.                               ▲

HIBERNIA HOMESTEAD BANCORP, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.
When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2011.  The proxy statement and our 2010 Annual Report on Form 10-K are available at http://hibbank.com/investor.html.

The proxy statement also contains directions to attend the annual meeting.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

HIBERNIA HOMESTEAD BANCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTION BALLOT
____________________

[X] Please Mark Votes	ANNUAL MEETING OF SHAREHOLDERS
As in This Example	____________________

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan (the "ESOP") of Hibernia Homestead Bancorp, Inc. to vote, as designated below, all the shares of common stock of Hibernia Homestead Bancorp, Inc. allocated to my ESOP account as of March 31, 2011 at the Annual Meeting of Shareholders to be held at the main office of Hibernia Homestead Bank, on Thursday, May 26, 2011, at 10:00 a.m., Central Daylight time, or at any adjournment thereof.

1.           ELECTION of directors for a three-year term.

  [   ]   FOR                 [   ]   WITHHOLD

NOMINEES for three-year term expiring in 2014:	Patrick W. Browne, Jr. and A. Peyton Bush, III

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Withhold" and write that nominee's name in the space provided below.

_______________________________________________

2.           PROPOSAL to amend the Articles of Incorporation to change Hibernia Homestead Bancorp’s name to “Hibernia Bancorp, Inc.”

[   ]    FOR                     [   ]     AGAINST                           [   ]    ABSTAIN

3.	PROPOSAL to ratify the appointment of LaPorte, Sehrt, Romig & Hand as Hibernia’s independent registered public accounting firm for the year ending December 31, 2011.

[   ]    FOR                     [   ]     AGAINST                           [   ]    ABSTAIN

4.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote "FOR" all the nominees listed above and "FOR" the ratification of LaPorte, Sehrt, Romig & Hand.

THE SHARES OF HIBERNIA HOMESTEAD BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION, FOR RATIFICATION OF HIBERNIA HOMESTEAD BANCORP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE TRUSTEES.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc. called for May 26, 2011, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Card.

Please sign this card exactly as your name appears on this card.

Please be sure to date this Card and sign in the box below.	Date
Participant sign above

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc. called for May 26, 2011, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Proxy.

Please be sure to date this Card and sign in the box below.	Date
Shareholder sign above

▲                               Detach above card, sign, date and mail in postage paid envelope provided.                               ▲

HIBERNIA HOMESTEAD BANCORP, INC.

PLEASE ACT PROMPTLY MARK, SIGN, DATE AND MAIL YOUR CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

April 25, 2011

To:	Participants in the Hibernia Homestead Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP")

Re:           Instructions for voting shares of Hibernia Homestead Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Hibernia Homestead Bancorp allocated to your account in the Hibernia Homestead Bancorp, Inc. ESOP will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, 2010 Annual Report to Shareholders and Voting Instruction Ballot.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot to Registrar and Transfer Company. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Hibernia Homestead Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP account will generally not be voted.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account under the ESOP.  If you also own shares of Hibernia Homestead Bancorp common stock outside of the ESOP, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
A. Peyton Bush, III
President and Chief Executive Officer